UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 21, 2015

SUN BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-20957	52-1382541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fellowship Road, Suite 101, Mount Laurel, New Jersey	08054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(856) 691-7700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07 -	Submission of Matters to a Vote of Security Holders

Results of 2015 Annual Meeting of Shareholders

On May 21, 2015, Sun Bancorp, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”). As of the close of business on the record date for the Meeting, there were a total of 18,618,630 shares of common stock outstanding and entitled to vote at the Meeting. At the Meeting, 14,064,534 shares of common stock were represented in person or by proxy, therefore a quorum was present. Three proposals were presented and voted on. Set forth below are the final results for all proposals.

First Proposal – Election of Eleven Directors

The following eleven directors were nominated to serve for one-year terms expiring at the annual meeting of shareholders to be held in 2016, or until their successors shall have been duly elected and qualified. The eleven directors received the requisite plurality of votes cast at the Meeting, as indicated below, and were therefore elected to serve as directors of the Company. The voting results for each director nominee also represents a majority of votes cast in favor of or withheld from his election, consistent with our recently adopted Director Resignation Policy.

Nominee	For	Withheld	Broker non-vote

Jeffrey S. Brown	9,999,301	1,616,589	2,448,644
Sidney R. Brown	10,002,727	1,613,163	2,448,644
Anthony R. Coscia	11,069,980	545,910	2,448,644
F. Clay Creasey, Jr.	11,125,445	490,445	2,448,644
Peter Galetto, Jr.	11,332,171	283,719	2,448,644
Eli Kramer	10,958,799	657,091	2,448,644
William J. Marino	10,879,819	736,071	2,448,644
Philip A. Norcross	11,066,598	549,292	2,448,644
Thomas M. O’Brien	11,028,551	587,339	2,448,644
Wilbur L. Ross, Jr.	9,434,698	2,181,192	2,448,644
Keith Stock	11,129,730	486,160	2,448,644

Second Proposal – Approval of the Sun Bancorp, Inc. 2015 Omnibus Stock Incentive Plan

The Sun Bancorp, Inc. 2015 Omnibus Stock Incentive Plan was approved by the requisite majority of the votes cast by shareholders at the Meeting, as indicated below.

For: 11,452,185

Against: 156,852

Abstained: 6,853

Broker non-vote: 2,448,664

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Third Proposal – Ratification of the Appointment of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm of the Company for the Fiscal Year Ending December 31, 2015

The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2015 was approved by the requisite majority of the votes cast by shareholders at the Meeting, as indicated below.

For: 14,013,898

Against: 32,520

Abstained: 18,116

Broker non-vote: 0

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUN BANCORP, INC.

Date:	May 26, 2015	By:	/s/ Patricia M. Schaubeck
Patricia M. Schaubeck
Executive Vice President and General Counsel
(Duly Authorized Officer)

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